                                                                     EXHIBIT 4.4

                               ENTERCOM RADIO, LLC

                             ENTERCOM CAPITAL, INC.

                                 as Co-Issuers;

                                       and

                                  HSBC BANK USA

                                   as Trustee

   Guaranteed to the extent set forth therein by the Guarantors named herein.

                                     FORM OF

                                    INDENTURE

                        dated as of _______________, 2002

                                TABLE OF CONTENTS

                                                                                                                                PAGE
ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE...............................................................................1

      Section 1.01              Certain Definitions................................................................................4
      Section 1.02              Other Definitions..................................................................................4
      Section 1.03              Incorporation by Reference of Trust Indenture Act..................................................5
      Section 1.04              Rules of Construction..............................................................................5

ARTICLE 2 THE SECURITIES ..........................................................................................................5

      Section 2.01              Unlimited In Amount, Issuable In Series, Form and Dating...........................................5
      Section 2.02              Execution and Authentication.......................................................................8
      Section 2.03              Registrar and Paying Agent.........................................................................8
      Section 2.04              Paying Agent to Hold Money in Trust................................................................9
      Section 2.05              Securityholder Lists...............................................................................9
      Section 2.06              Transfer and Exchange..............................................................................9
      Section 2.07              Replacement Securities............................................................................10
      Section 2.08              Outstanding Securities............................................................................10
      Section 2.09              Temporary Securities..............................................................................11
      Section 2.10              Cancellation......................................................................................11
      Section 2.11              Defaulted Interest................................................................................11
      Section 2.12              Special Record Dates..............................................................................11
      Section 2.13              Global Securities.................................................................................12
      Section 2.14              CUSIP Numbers.....................................................................................13

ARTICLE 3 REDEMPTION .............................................................................................................14

      Section 3.01              Notices to Trustee................................................................................14
      Section 3.02              Selection of Securities to Be Redeemed............................................................14
      Section 3.03              Notice of Redemption..............................................................................14
      Section 3.04              Effect of Notice of Redemption....................................................................15
      Section 3.05              Deposit of Redemption Price.......................................................................16
      Section 3.06              Securities Redeemed or Purchased in Part..........................................................16

ARTICLE 4 COVENANTS ..............................................................................................................16

      Section 4.01              Payment of Securities.............................................................................16
      Section 4.02              Maintenance of Office or Agency...................................................................16
      Section 4.03              Reports...........................................................................................17
      Section 4.04              Compliance Certificate............................................................................17
      Section 4.05              Taxes.............................................................................................18
      Section 4.06              Stay, Extension and Usury Laws....................................................................18
      Section 4.07              Calculation of Original Issue Discount............................................................18

ARTICLE 5 SUCCESSORS .............................................................................................................19

      Section 5.01              When Company May Merge, etc.......................................................................19
      Section 5.02              Successor Person Substituted......................................................................19

ARTICLE 6 DEFAULTS AND REMEDIES...................................................................................................20

      Section 6.01              Events of Default.................................................................................20
      Section 6.02              Acceleration......................................................................................21
      Section 6.03              Other Remedies....................................................................................21
      Section 6.04              Waiver of Past Defaults...........................................................................22
      Section 6.05              Control by Majority...............................................................................22
      Section 6.06              Limitation on Suits...............................................................................22
      Section 6.07              Rights of Holders to Receive Payment..............................................................23
      Section 6.08              Collection Suit by Trustee........................................................................23
      Section 6.09              Trustee May File Proofs of Claim..................................................................23
      Section 6.10              Priorities........................................................................................24
      Section 6.11              Undertaking for Costs.............................................................................24

ARTICLE 7 TRUSTEE ................................................................................................................25

      Section 7.01              Duties of Trustee.................................................................................25
      Section 7.02              Rights of Trustee.................................................................................26
      Section 7.03              Individual Rights of Trustee......................................................................27
      Section 7.04              Trustee's Disclaimer..............................................................................27
      Section 7.05              Notice of Defaults................................................................................27
      Section 7.06              Reports by Trustee to Holders.....................................................................27
      Section 7.07              Compensation and Indemnity........................................................................28
      Section 7.08              Replacement of Trustee............................................................................28
      Section 7.09              Successor Trustee by Merger, etc..................................................................30
      Section 7.10              Eligibility; Disqualification.....................................................................30
      Section 7.11              Preferential Collection of Claims Against Company.................................................30

ARTICLE 8 SATISFACTION AND DISCHARGE; DEFEASANCE..................................................................................30

      Section 8.01              Satisfaction and Discharge........................................................................30
      Section 8.02              Option to Effect Legal Defeasance or Covenant Defeasance..........................................31
      Section 8.03              Legal Defeasance and Discharge....................................................................31
      Section 8.04              Covenant Defeasance...............................................................................32
      Section 8.05              Conditions to Legal or Covenant Defeasance........................................................32
      Section 8.06              Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions.....33
      Section 8.07              Repayment to Company..............................................................................34
      Section 8.08              Reinstatement.....................................................................................34

ARTICLE 9 SUPPLEMENTS, AMENDMENTS AND WAIVERS.....................................................................................35

      Section 9.01              Without Consent of Holders........................................................................35
      Section 9.02              With Consent of Holders...........................................................................35
      Section 9.03              Revocation and Effect of Consents.................................................................36

      Section 9.04              Notation on or Exchange of Securities.............................................................37
      Section 9.05              Trustee to Sign Amendments, etc...................................................................37

ARTICLE 10 GUARANTEES ............................................................................................................37

      Section 10.01             Guarantee.........................................................................................37

ARTICLE 11 MISCELLANEOUS .........................................................................................................37

      Section 11.01             Indenture Subject to Trust Indenture Act..........................................................37
      Section 11.02             Notices...........................................................................................37
      Section 11.03             Communication By Holders With Other Holders.......................................................39
      Section 11.04             Certificate and Opinion as to Conditions Precedent................................................39
      Section 11.05             Statements Required in Certificate or Opinion.....................................................39
      Section 11.06             Rules by Trustee and Agents.......................................................................40
      Section 11.07             Legal Holidays....................................................................................40
      Section 11.08             No Recourse Against Others........................................................................40
      Section 11.09             Counterparts......................................................................................40
      Section 11.10             Governing Law.....................................................................................40
      Section 11.11             Submission to Jurisdiction; Service of Process; Waiver of Jury Trial..............................40
      Section 11.12             Severability......................................................................................41
      Section 11.13             Effect of Headings, Table of Contents, etc........................................................41
      Section 11.14             Successors and Assigns............................................................................41
      Section 11.15             No Interpretation of Other Agreements.............................................................41

                             CROSS-REFERENCE TABLE*

TRUST INDENTURE
  ACT SECTION                                                  INDENTURE SECTION
  -----------                                                  -----------------

310(a)(1) .................................................................7.10
      (a)(2) ..............................................................7.10
      (a)(3) ..............................................................N.A.
      (a)(4) ..............................................................N.A.
      (a)(5) ..............................................................7.10
      (b) .....................................................7.03, 7.08; 7.10
      (c) .................................................................N.A.
311(a) ....................................................................7.11
      (b) .................................................................7.11
      (c) .................................................................N.A.
312(a) ....................................................................2.05
      (b).................................................................11.03
      (c).................................................................11.03
313(a) ....................................................................7.06
      (b)(1) ...............................................................N.A.
      (b)(2)................................................................7.06
      (c) ..........................................................7.06; 11.02
      (d) .................................................................7.06
314(a) .......................................................4.03; 10.02; 11.05
      (b) .................................................................N.A.
      (c)(1) .............................................................11.04
      (c)(2) .............................................................11.04
      (c)(3)  .............................................................N.A.
      (d) .................................................................N.A.
      (e) ................................................................11.05
      (f) .................................................................N.A.
315(a) .......................................................7.01(b)(ii), 7.02
      (b) ....................................................7.02, 7.05; 10.02
      (c) ........................................................7.01(a), 7.02
      (d)  .......................................................7.01(d), 7.02
      (e)  ................................................................6.11
316(a)(last sentence)  .................................................2.13(f)
      (a)(1)(A) ...........................................................6.05
      (a)(1)(B)  ..........................................................6.04
      (a)(2)  .............................................................N.A.
      (b)  ................................................................6.07
      (c)  ..........................................................2.12; 9.03
317(a)(1)  ................................................................6.08
      (a)(2)  .............................................................6.09
      (b)  ................................................................2.04
318(a) ...................................................................11.01
      (b) .................................................................N.A.
      (c).................................................................11.01
*
------------------

N.A. means not applicable.

* THIS CROSS-REFERENCE TABLE IS NOT PART OF THE INDENTURE.

         INDENTURE dated as of _______________, 2002 by and among Entercom Radio, LLC, a Delaware limited liability company, Entercom Capital, Inc., a Delaware corporation (individually, and collectively, the "Company"), as the joint and several obligors, the guarantors listed on Schedule 1 hereto (herein called the "Guarantors") and HSBC Bank USA, a New York banking corporation and trust company, as Trustee (the "Trustee").

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities"), as herein provided, up to such principal amount as may from time to time be authorized in or pursuant to one or more resolutions of the Board of Directors or by supplemental indenture.

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of each series of the
Securities:

                                    ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

SECTION 1.01            CERTAIN DEFINITIONS.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the Voting Securities of a Person shall be deemed to be a controlling interest in such Person. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" have correlative meanings.

         "Agent" means any Registrar, Paying Agent, authenticating agent or co-Registrar.

         "Board of Directors" means, with respect to any Person, the board of directors of such Person (or, if such Person is a limited liability company, the board of managers of such Person) or similar governing body or any authorized committee thereof.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or pursuant to authorization by the Board of Directors and to be in full force and effect on the date of such certification (and delivered to the Trustee, if appropriate).

         "Business Day" means any day other than a Legal Holiday.

         "Closing Date" means the date on which the Securities of a particular series were originally issued under this Indenture.

         "Commission" means the Securities and Exchange Commission.

                        "Company" means the party named as such above until a successor replaces it pursuant to this Indenture and thereafter means the successor.

                        "Company Order" means a written order signed in the name of the Company by two Officers, one of whom must be the Company's principal executive officer, principal financial officer or principal accounting officer and delivered to the Trustee.

                        "Company Request" means a written request signed in the name of the Company by its Chairman of the Board, a President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                        "Corporate Trust Office" shall mean the corporate trust office of the Trustee, which shall initially be HSBC Bank USA, 452 Fifth Avenue, New York, New York 10018.

                        "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

                        "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as Depositary for such series by the Company, which Depositary shall be a clearing agency registered under the Exchange Act; and if at any time there is more than one such person, "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

                        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                        "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the Closing Date.

                        "Global Security" shall mean a Security issued to evidence all or a part of any series of Securities that is executed by the Company and authenticated and delivered by the Trustee to a Depositary or pursuant to such Depositary's instructions, all in accordance with this Indenture and pursuant to Section 2.01, which shall be registered as to principal and interest in the name of such Depositary or its nominee.

                        "Guarantee" means the guarantee by any Guarantor of the obligations under this Indenture.

                        "Holder" or "Securityholder" means a Person in whose name a Security is registered in the register of Securities kept by the Registrar.

                        "Indenture" means this Indenture, as amended or supplemented from time to time.

                        "Interest" when used with respect to an Original Issue Discount Security that by its terms bears interest only after maturity, means interest payable after maturity.

                        "maturity" when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at stated maturity or by declaration of acceleration, call for redemption or otherwise.

                        "Officer" means, with respect to any Person, the Chairman of the Board, a Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Vice-President, the Treasurer, the Controller, the Secretary, any Assistant Treasurer

or any Assistant Secretary of such Person.

                        "Officers' Certificate" means a certificate signed by two or more Officers, one of whom must be the principal executive officer, principal financial officer or principal accounting officer of the Company that meets the requirements of Section 11.05 hereof.

                        "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee that meets the requirements of
Section 11.05 hereof. The counsel may be an employee of or counsel to the Company or the Trustee.

                        "Original Issue Discount Security" means any Security which provides that an amount less than its principal amount is due and payable upon acceleration after an Event of Default.

                        "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                        "principal" of a Security means the principal amount due on the stated maturity of the Security plus the premium, if any, on the Security.

                        "Securities" means the Securities authenticated and delivered under this Indenture.

                        "Securities Act" means the Securities Act of 1933, as amended from time to time.

                        "stated maturity" when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                        "Subsidiary" means, with respect to any specified
Person: (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such

Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

                        "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA provided, however, that in the event the TIA is amended after such date, "TIA" means, to the extent required by such amendment, the Trust Indenture Act, as amended.

                        "Trust Officer" when used with respect to the Trustee, means any officer with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                        "Trustee" means the party named as such above until a successor becomes such pursuant to this Indenture and thereafter means or includes each party who is then a trustee hereunder, and if at any time there is more than one such party, "Trustee" as used with respect to the Securities of any series means the Trustee with respect to Securities of that series. If Trustees with respect to different series of Securities are trustees under this Indenture, nothing herein shall constitute the Trustees co-trustees of the same trust, and each Trustee shall be the trustee of a trust separate and apart from any trust administered by any other Trustee with respect to a different series of Securities.

                        "U.S. Government Obligations" means securities that are
(i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that is not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation evidenced by such depository receipt.

SECTION 1.02            OTHER DEFINITIONS.

Term                                                Defined in Section
----                                                ------------------

"Bankruptcy Law"                                                   6.01
"Custodian"                                                        6.01
"Event of Default"                                                 6.01
"Legal Holiday"                                                   11.07
"Paying Agent"                                                     2.03
"Place of Payment"                                                 2.01
"redemption price"                                                 3.03
"Registrar"                                                        2.03

SECTION 1.03            INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

                        Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                        "indenture securities" means the Securities.

                        "indenture securityholder" means a Securityholder.

                        "indenture to be qualified" means this Indenture.

                        "indenture trustee" or "institutional trustee" means the Trustee.

                        "obligor" on the Securities means the Company and any Guarantor and any successor obligor on the Securities.

                        All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

SECTION 1.04            RULES OF CONSTRUCTION.

                        Unless the context otherwise requires:

                                    (i)      a term has the meaning assigned to
                                             it;

                                    (ii)     an accounting term not otherwise
                                             defined has the meaning assigned to
                                             it in accordance with GAAP;

                                    (iii)    "or" is not exclusive;

                                    (iv)     words in the singular include the
                                             plural, and in the plural include
                                             the singular;

                                    (v)      provisions apply to successive
                                             events and transactions; and

                                    (vi)     references to sections of or rules
                                             under the Securities Act shall be
                                             deemed to include substitute,
                                             replacement of successor sections
                                             or rules adopted by the SEC from
                                             time to time.

                                    ARTICLE 2
                                 THE SECURITIES

SECTION 2.01            UNLIMITED IN AMOUNT, ISSUABLE IN SERIES, FORM AND
                        DATING.

                        The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution or an Officers'

Certificate pursuant to authority granted under a Board Resolution or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                        (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                        (b) any limit upon the aggregate principal amount of Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to this Article 2);

                        (c) the price or prices (expressed as a percentage of the aggregate principal amount thereof) at which the Securities of the series will be issued;

                        (d) the date or dates on which the principal of the Securities of the series is payable;

                        (e) the rate or rates that may be fixed or variable at which the Securities of the series shall bear interest, if any, or the manner in which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

                        (f) the place or places where the principal of, premium, if any, and any interest, if any, on Securities of the series shall be payable or the method of such payment, if by wire transfer, mail or by other means, if other than as provided herein;

                        (g) the price or prices at which (if any), the period or periods within which (if any) and the terms and conditions upon which (if other than as provided herein) Securities of the series may be redeemed, in whole or in part, at the option, or as an obligation, of the Company;

                        (h) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series, in whole or in part, pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period and periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid pursuant to such obligation;

                        (i) the dates, if any, on which, and the price or prices at which, the Securities of the series will be repurchased by the Company at the option of the Holders thereof and other detailed terms and provisions of such repurchase obligations;

                        (j) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of the series shall be issuable;

                        (k) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
Section 6.02 hereof;

                        (l) any addition to, change in or deletion from the covenants set forth in Articles 4 or 5 that applies to Securities of the series;

                        (m) any addition to, changes in or deletion from the Events of Default with respect to the Securities of a particular series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 6.02 hereof;

                        (n) the Trustee for the series of Securities;

                        (o) the forms of the Securities of the series in bearer or fully registered form (and, if in fully registered form, whether the Securities will be issuable, in whole or in part, as Global Securities);

                        (p) the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities, and the Depositary for such Global Security and Securities;

                        (q) the provisions, if any, relating to any security provided for the Securities of the series;

                        (r) any other terms of the series (which terms may modify, supplement or delete any provision of this Indenture with respect to such series; provided, however, that no such term may modify or delete any provision hereof if imposed by the TIA; and provided, further, that any modification or deletion of the rights, duties or immunities of the Trustee hereunder shall have been consented to in writing by the Trustee).

                        (s) the terms and conditions, if any, upon which the Securities of the series shall be exchanged for or converted into other securities of the Company or securities of another person;

                        (t) any depositories, interest rate calculation agents or other agents with respect to Securities of such series if other than those appointed herein;

                        (u) whether the Securities rank as senior subordinated Securities or subordinated Securities or any combination thereof and the terms of any such subordination;

                        (v) the form and terms of any guarantee of any Securities of the series.

                        All Securities of any series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution or Officers' Certificate or in any such indenture supplemental hereto.

                        The principal of and any interest on the Securities shall be payable at the office or agency of the Company designated in the form of Security for the series (each such place herein called the "Place of Payment"); provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities referred to in Section
2.03 hereof.

                        Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution or Officers' Certificate, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution or Officers' Certificate, the Company shall deliver to the Trustee the Board Resolution or Officers' Certificate by or pursuant to which such form of Security has been approved, which Board Resolution or Officers' Certificate shall have attached thereto a true and correct copy of the form of Security that has been approved by or pursuant thereto.

                        The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

SECTION 2.02            EXECUTION AND AUTHENTICATION.

                        One or more Officers shall sign the Securities for the Company by manual or facsimile signature.

                        If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

                        A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                        The Trustee shall authenticate Securities for original issue upon receipt of a Company Order.

                        The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

SECTION 2.03            REGISTRAR AND PAYING AGENT.

                        The Company shall maintain an office or agency where Securities of a particular series may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities of that series may be presented for payment (a "Paying

Agent"). The Registrar for a particular series of Securities shall keep a register of the Securities of that series and of their registration of transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional paying agents for each series of Securities. The term "Paying Agent" includes any additional paying agent. The Company may change any

Paying Agent, Registrar or co-Registrar without prior notice to any Securityholder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture.

                        If the Company fails to maintain a Registrar or Paying Agent for any series of Securities, the Trustee shall act as such. The Company or any of its Affiliates may act as Paying Agent, Registrar or co-Registrar.

                        The Company hereby appoints the Trustee the initial Registrar and Paying Agent for each series of Securities unless another Registrar or Paying Agent, as the case may be, is appointed prior to the time Securities of that series are first issued.

SECTION 2.04            PAYING AGENT TO HOLD MONEY IN TRUST.

                        Whenever the Company has one or more Paying Agents it will, prior to each due date of the principal of or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                        The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent will hold in trust for the benefit of the Securityholders of the particular series for which it is acting, or the Trustee, all money held by the Paying Agent for the payment of principal or interest on the Securities of such series, and that such Paying Agent will notify the Trustee of any Default by the Company or any other obligor of the series of Securities in making any such payment and at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent. If the Company or an Affiliate acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders of the particular series for which it is acting all money held by it as Paying Agent. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon so doing, the Paying Agent (if other than the Company or an Affiliate of the Company) shall have no further liability for such money. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Securities.

SECTION 2.05            SECURITYHOLDER LISTS.

                        The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders, separately by series, and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders, separately by series, relating to such interest payment date or request, as the case may be.

SECTION 2.06            TRANSFER AND EXCHANGE.

                        Where Securities of a series are presented to the Registrar or a co-Registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of the same series of other authorized denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request.

                        No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.09, 2.13, 3.06 or 9.04).

                        The Company need not issue, and the Registrar or co-Registrar need not register the transfer or exchange of, (i) any Security of a particular series during a period beginning at the opening of business 15 days before the day of any selection of Securities of that series for redemption under Section 3.02 and ending at the close of business on the day of selection, or (ii) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security of that series being redeemed in part.

SECTION 2.07            REPLACEMENT SECURITIES.

                        If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of same series if the

Company's and the Trustee's requirements are met. The Trustee or the Company may require an indemnity bond to be furnished which is sufficient in the judgment of both to protect the Company, the Trustee, and any Agent from any loss which any of them may suffer if a Security is replaced. The Company or the Trustee may charge such Holder for its expenses in replacing a Security.

                        Every replacement Security is an obligation of the Company and shall be entitled to all the benefit of the Indenture equally and proportionately with any and all other Securities of the same series.

SECTION 2.08            OUTSTANDING SECURITIES.

                        The Securities of any series outstanding at any time are all the Securities of that series authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

                        If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

                        If Securities are considered paid under Section 4.01, they cease to be outstanding and interest on them ceases to accrue.

                        Except as set forth in Section 2.09 hereof, a Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

                        For each series of Original Issue Discount Securities, the principal amount of such Securities that shall be deemed to be outstanding and used to determine whether the necessary Holders have given any request, demand, authorization, direction, notice, consent or waiver shall be the principal amount of such Securities that could be declared to be due and payable upon acceleration upon an Event of Default as of the date of such determination. When requested by the Trustee, the Company shall advise the Trustee of such amount, showing its computations in reasonable detail.

SECTION 2.09            TEMPORARY SECURITIES.

                        Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon a Company Order. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

                        Holders of temporary securities shall be entitled to all of the benefits of this Indenture.

SECTION 2.10            CANCELLATION.

                        The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall return such canceled Securities to the Company at the Company's written request. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.11            DEFAULTED INTEREST.

                        If the Company fails to make a payment of interest on any series of Securities, the Company, jointly and severally, shall pay such defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest, in any lawful manner. It may elect to pay such defaulted interest, plus any such interest payable on it, to the Persons who are Holders of such Securities on which the interest is due on a subsequent special record date. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each such Security and the date of the proposed payment. The Company shall fix or cause to be fixed any such record date and payment date for such payment, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before any such record date, the Company shall mail to Securityholders affected thereby a notice that states the record date, payment date, and amount of such interest to be paid.

SECTION 2.12            SPECIAL RECORD DATES.

                        (a) The Company may, but shall not be obligated to, set a record date for the purpose of determining the identity of Holders entitled to consent to any supplement, amendment or waiver permitted by this Indenture. If a record date is fixed, the Holders of Securities of that series outstanding on such record date, and no other Holders, shall be entitled to consent to such supplement, amendment or waiver or revoke any consent previously given, whether or not such Holders remain Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities of that series required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

                        (b) The Company may, but shall not be obligated to, fix any day as a record date for the purpose of determining the Holders of any series of Securities entitled to join in the giving or making of any notice of Default, any declaration of acceleration, any request to institute proceedings or any other similar direction. If a record date is fixed, the Holders of Securities of that series outstanding on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the date 90 days after such record date.

SECTION 2.13            GLOBAL SECURITIES.

                        (a) Terms of Securities. A Board Resolution, a supplemental indenture hereto or an Officers' Certificate shall establish whether the Securities of a series shall be issued in whole or in part in the form of one or more Global Securities and the Depositary for such Global Security or Securities.

                        (b) Transfer and Exchange. Notwithstanding any provisions to the contrary contained in Section 2.06 of this Indenture and in addition thereto, any Global Security shall be exchangeable pursuant to Section
2.06 of this Indenture for securities registered in the names of Holders other than the Depositary for such Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, the Company fails to appoint a successor Depositary within 90 days of such event or
(ii) the Company executes and delivers to the Trustee an Officers' Certificate to the effect that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as the Depositary shall direct in writing in an aggregate principal amount equal to the principal amount of the Global Security with like tenor and terms.

            Except as provided in this paragraph (b) of this Section, a Global Security may not be transferred except as a whole by the Depositary with respect to such Global Security to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

                        (c) Legend. Any Global Security issued hereunder shall bear a legend in substantially the following form:

                                    "Unless this certificate is presented by an
                        authorized representative of The Depository Trust Company, a New York corporation ("DTC"), New York, New York, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein."

                                    "Transfer of this Global Security shall be
                        limited to transfers in whole, but not in part, to nominees of DTC or to a successor thereof or such successor's nominee and limited to transfers made in accordance with the restrictions set forth in the Indenture referred to herein."

                        (d) Acts of Holders. The Depositary, as a Holder, may appoint agents and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Indenture.

                        (e) Payments. Notwithstanding the other provisions of this Indenture, unless otherwise specified as contemplated by Section 2.01 hereof, payment of the principal of and interest, if any, on any Global Security shall be made to the Person specified therein.

                        (f) Consents, Declaration and Directions. Except as provided in paragraph (e) of this Section, the Company, the Trustee and any Agent shall treat a Person as the Holder of such principal amount of outstanding Securities of such series represented by a Global Security as shall be specified in a written statement of the Depositary with respect to such Global Security, for purposes of obtaining any consents, declarations or directions required to be given by the Holders pursuant to this Indenture.

SECTION 2.14            CUSIP NUMBERS.

                        The Company in issuing any series of Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on such Securities or as contained in any notice and that reliance may be placed only on the other identification numbers printed on such Securities, and any such action relating to such notice shall not be affected by any defect in or omission of such numbers in such notice. The Company shall promptly notify the Trustee of any change in the "CUSIP" numbers.

                                    ARTICLE 3
                                   REDEMPTION

SECTION 3.01            NOTICES TO TRUSTEE.

                        If the Company elects to redeem Securities of any series pursuant to any optional redemption provisions thereof, it shall furnish to the Trustee at least 30 days, but not more than 60 days before a redemption date, an Officer's Certificate which shall specify (i) the provisions of such Security or this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Securities of that series to be redeemed and
(iv) the redemption price.

                        If the Company elects to reduce the principal amount of Securities of any series to be redeemed pursuant to mandatory redemption provisions thereof, it shall notify the Trustee of the amount of, and the basis for, any such reduction. If the Company elects to credit against any such mandatory redemption Securities it has not previously delivered to the Trustee for cancellation, it shall deliver such Securities with such notice.

SECTION 3.02            SELECTION OF SECURITIES TO BE REDEEMED.

                        If less than all the Securities of any series are to be redeemed, or purchased in an offer to purchase at any time, the Trustee shall select the Securities of that series to be redeemed or purchased as follows: (1) if the Securities of such series are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Securities of that series are listed, or, (2) if the Securities of that series are not listed on a national securities exchange, on a pro rata basis, by lot or by such other method as the Trustee deems fair and appropriate. In the event of a partial redemption or purchase by lot, the particular Securities to be redeemed or purchased will be selected not less than 30 nor more than 60 days prior to the redemption or purchase date by the Trustee from Securities of that series outstanding and not previously called for redemption.

                        The Trustee shall notify the Company promptly in writing of the Securities or portions of Securities to be called for redemption or purchase and, in the case of any Securities selected for partial redemption or purchase, the principal amount thereof to be redeemed or purchased. Except as otherwise provided as to any particular series of Securities, Securities and portions thereof that the Trustee selects shall be in amounts equal to the minimum authorized denomination for Securities of the series to be redeemed or purchased or any integral multiple thereof, except that if all of the Securities of the series are to be redeemed or purchased, the entire outstanding amount of the Securities of the series held by such Holder, even if not equal to the minimum authorized denomination for the Securities of that series, shall be redeemed or purchased. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03            NOTICE OF REDEMPTION.

                        Except as otherwise provided as to any particular series of Securities, at least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to each Holder whose Securities are to be redeemed.

                        The notice shall identify the Securities of the series to be redeemed and shall state:

                                    (1) the redemption date;

                                    (2) the redemption price fixed in accordance
with the terms of the Securities of the series to be redeemed, plus accrued interest, if any, to the date fixed for redemption (the "redemption price");

                                    (3) if any Security is being redeemed in
part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued upon cancellation of the original Securities;

                                    (4) the name and address of the Paying
Agent;

                                    (5) that Securities called for redemption
must be surrendered to the Paying Agent to collect the redemption price;

                                    (6) that, unless the Company defaults in
payment of the redemption price, interest on Securities called for redemption ceases to accrue on and after the redemption date;

                                    (7) the CUSIP number, if any, of the
Securities to be redeemed.

                                    (8) the paragraph of the Securities and/or
the section of the Indenture pursuant to which the Securities called for redemption are being redeemed; and

                                    (9) that no representation is made as to the
correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

                        At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense, provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph. The notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice of the Holder of any Security shall not affect the validity of the proceeding for the redemption of any other Security.

SECTION 3.04            EFFECT OF NOTICE OF REDEMPTION.

                        Except if the giving of a notice of redemption would violate the terms of the Credit Agreement, and subject to the subordination provisions of any series of Securities, once notice of redemption is mailed in accordance with Section 3.03 hereof, Securities called for redemption become due and payable on the redemption date for the redemption price. Upon surrender to the Paying Agent, such Securities will be paid at the Redemption Price.

SECTION 3.05 DEPOSIT OF REDEMPTION PRICE.

                  On or before 10:00 a.m., New York City time, on the redemption or purchase date, the Company shall deposit with the Trustee or Paying Agent (or, if the Company or any Affiliate is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption or purchase price of all Securities called for redemption on that date other than Securities that have previously been delivered by the Company to the Trustee for cancellation. The Paying Agent shall return to the Company any money not required for that purpose.

                  If the Company complies with the provisions of the preceding paragraph, on and after the redemption or purchase date, interest shall cease to accrue on the Securities (or the portions thereof) called for redemption or purchase. If a Security is redeemed or purchased on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Securities were registered at the close of business on such record date. If any Securities called for redemption or purchase shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption or purchase date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in accordance with the terms of the Securities of the series to be redeemed.

SECTION 3.06 SECURITIES REDEEMED OR PURCHASED IN PART.

                  Upon surrender of a Security that is redeemed or purchased in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security of same series equal in principal amount to the unredeemed or unpurchased portion of the Security surrendered.

                                    ARTICLE 4
                                    COVENANTS

SECTION 4.01 PAYMENT OF SECURITIES.

                  The Company shall, jointly and severally, pay or cause to be paid the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in this Indenture and the Securities. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or an Affiliate, holds as of 10:00 a.m., New York City time, on that date immediately available funds designated for and sufficient to pay all principal, premium, if any, and interest then due.

                  To the extent lawful, the Company shall, jointly and severally, pay interest on overdue principal and overdue installments of interest at the rate per annum borne by the applicable series of Securities.

SECTION 4.02 MAINTENANCE OF OFFICE OR AGENCY.

                  The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee or

Registrar) where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with
Section 2.03.

SECTION 4.03 REPORTS.

                  The Company shall deliver to the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; provided, however the Company shall not be required to deliver to the Trustee any materials for which the Company has sought and received confidential treatment by the Commission. The Company also shall comply with the other provisions of TIA Section 314(a).

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.04 COMPLIANCE CERTIFICATE.

                  (a) The Company or any Guarantors shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers (one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company) with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

                  (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, any year-end financial statements delivered pursuant to Section 4.03(a) above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

                  (c) The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.05 TAXES.

                  The Company shall pay prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of any Securities.

SECTION 4.06 STAY, EXTENSION AND USURY LAWS.

                  The Company and any Guarantors covenant (to the extent that it may lawfully do so) that they shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company and each Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefits or advantages of any such law, and covenant that they shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07 CALCULATION OF ORIGINAL ISSUE DISCOUNT.

                  If, as of the end of any fiscal year of the Company, the Company has any outstanding Original Issue Discount Securities under the Indenture, the Company shall file with the Trustee promptly following the end of such fiscal year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on such Original Issue Discount Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be required under the Internal Revenue Code of 1986, as amended from time to time.

                                    ARTICLE 5
                                   SUCCESSORS

SECTION 5.01 WHEN COMPANY MAY MERGE, ETC.

                  In addition to provisions applicable to a particular series of Securities, the Company shall not directly or indirectly: (i) consolidate or merge with or into another Person (whether or not the Company is the surviving Person), or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its Subsidiaries in one or more related transactions to any Person unless:

                           (1) either (x) the Company is the surviving Person;
or (y) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a Person organized or existing under the laws of the United States, any state thereof or the District of Columbia;

                           (2) the Person formed by or surviving any such
consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes (by supplemental indenture reasonably satisfactory to the Trustee) all the obligations of the Company under the Securities and this Indenture; and

                           (3) immediately after the transaction no Default or
Event of Default exists.

The Company shall deliver to the Trustee on or prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

                  In addition, the Company shall not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person.

SECTION 5.02 SUCCESSOR PERSON SUBSTITUTED.

                  Upon any consolidation or merger, or any sale, assignment, transfer, conveyance or other disposition (other than by lease) of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, assignment, transfer, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor Person and not to the Company), and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay principal of, and interest on, any Securities except in the case of a sale, assignment, transfer, conveyance or other disposition of all of the Company's assets that meets the requirements of Section 5.01 hereof.

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

SECTION 6.01 EVENTS OF DEFAULT.

                  An "Event of Default" occurs with respect to Securities of any particular series if, unless as otherwise provided in the establishing Board Resolution, Officers' Certificate or supplemental indenture hereto:

                           (1) the Company defaults in the payment of interest
on any Security of that series when the same becomes due and payable and the Default continues for a period of 30 days;

                           (2) the Company defaults in the payment, when due, of
the principal of, or premium, if any, on any Security of that series when the same becomes due and payable at maturity, upon redemption (including in connection with any offer to purchase under the terms of such Securities) or otherwise;

                           (3) an Event of Default, as defined in the Securities
of that series, occurs and is continuing, or the Company fails to comply with any of its other agreements in the Securities of that series or in this Indenture with respect to that series and the Default continues for the period and after the notice specified below;

                           (4) the Company pursuant to or within the meaning of
any Bankruptcy Law:

                                    (A) commences a voluntary case;

                                    (B) consents to the entry of an order for
relief against it in an involuntary case;

                                    (C) consents to the appointment of a
Custodian of it or for all or substantially all of its property;

                                    (D) makes a general assignment for the
benefit of its creditors; or

                                    (E) admits in writing its inability
generally to pay its debts as the same become due.

                           (5) a court of competent jurisdiction enters an order
or decree under any Bankruptcy Law that:

                                    (A) is for relief against the Company in an
involuntary case;

                                    (B) appoints a Custodian of the Company or
for all or substantially all of its property; or

                                    (C) orders the liquidation of the Company;

         and the order or decree remains unstayed and in effect for 60 days.

                           (6) any other Event of Default provided with respect
to Securities of that series which is specified in a Board Resolution, Officers' Certificate or supplemental indenture establishing that series of Securities.

                  The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  A Default under clause (3) above is not an Event of Default with respect to a particular series of Securities until the Trustee or the Holders of at least 50% in principal amount of the then outstanding Securities of that series notify the Company of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." Such notice shall be given by the Trustee if so requested in writing by the Holders of 50% of the principal amount of the then outstanding Securities of that series.

SECTION 6.02 ACCELERATION.

                  If an Event of Default with respect to Securities of any series (other than an Event of Default specified in clauses (4) and (5) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 50% in principal amount of the then outstanding Securities of that series by notice to the Company and the Trustee, may, subject to any prior notice requirements set forth in any supplemental indenture, declare the unpaid principal (or, in the case of Original Issue Discount Securities, such lesser amount as may be provided for in such Securities) of and any accrued interest on all the Securities of that series to be due and payable on the Securities of that series. Upon such declaration the principal (or such lesser amount) and interest shall be due and payable immediately. If an Event of Default specified in clause (4) or (5) of Section 6.01 occurs, all of such amount shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities of that series by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to that series have been cured or waived except nonpayment of principal (or such lesser amount) or interest that has become due solely because of the acceleration.

SECTION 6.03 OTHER REMEDIES.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities of that series or to enforce the performance of any provision of the Securities of that series or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04 WAIVER OF PAST DEFAULTS.

                  Subject to Section 6.02, the Holders of not less than a majority in aggregate principal amount of the then outstanding Securities of any series, by notice to the Trustee, may on behalf of the Holders of the Securities of that series, waive an existing Default or Event of Default with respect to that series and its consequences except a continuing Default or Event of Default in the payment of the principal (including any mandatory sinking fund or like payment) of, premium, if any, or interest on any Security of that series (including in connection with an offer to purchase); provided, however, that the Holders of a majority in aggregate principal amount of the outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration and its consequences, including any related payment default that resulted from any such acceleration. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05 CONTROL BY MAJORITY.

                  The Holders of a majority in principal amount of the then outstanding Securities of any series may direct the time, method and place of conducting any proceeding for exercising any remedy with respect to that series available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders of Securities of that series, or that may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper that is not inconsistent with any such direction. Notwithstanding any provision to the contrary in this Indenture, the Trustee shall not be obligated to take any action with respect to the provisions of the last paragraph of Section 6.02 unless directed to do so pursuant to this Section 6.05.

SECTION 6.06 LIMITATION ON SUITS.

                  A Holder of Securities of any series may not pursue a remedy with respect to this Indenture or the Securities unless:

                           (1) the Holder gives to the Trustee written notice of
a continuing Event of Default with respect to that series;

                           (2) the Holders of at least 25% in principal amount
of the then outstanding Securities of that series make a written request to the Trustee to pursue the remedy;

                           (3) such Holder or Holders offer, and, if requested,
provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                           (4) the Trustee does not comply with the request
within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                           (5) during such 60-day period the Holders of a
majority in principal amount of the then outstanding Securities of that series do not give the Trustee a direction inconsistent with the request.

No Holder of any series of Securities may use this Indenture to prejudice the rights of another Holder of Securities of that series or to obtain a preference or priority over another Holder of Securities of that series.

SECTION 6.07 RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal, premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security (including in connection with any offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not, except as provided in the subordination provisions, if any, applicable to such Security, be impaired or affected without the consent of the Holder.

SECTION 6.08 COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default specified in Section 6.01(1) or (2) hereof occurs and is continuing with respect to Securities of any series, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal (or such portion of the principal as may be specified as due upon acceleration at that time in the terms of that series of Securities), premium, if any, and interest, remaining unpaid on the Securities of that series then outstanding, together with (to the extent lawful) interest on overdue principal and interest, and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.07 hereof.

SECTION 6.09 TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due to the Trustee under Section 7.07 hereof) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor on the Securities), its creditors or its property and shall be entitled to and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims, and any custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under
Section 7.07 hereof. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10 PRIORITIES.

                  If the Trustee collects any money with respect to Securities of any series pursuant to this Article, it shall pay out the money in the following order:

                           First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

                           Second: in accordance with the subordination provisions, if any, of the Securities of such series;

                           Third: to Securityholders for amounts due and unpaid on the Securities of such series for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such series for principal, premium, if any, and interest, respectively; and

                           Fourth: to the Company or to such party as a court of competent jurisdiction shall direct.

                  The Trustee may fix a record date and payment date for any payment to Holders of Securities of any series pursuant to this Section. The Trustee shall notify the Company in writing reasonably in advance of any such record date and payment date.

SECTION 6.11 UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defense made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 hereof or a suit by Holders of more than 10% in principal amount of the then outstanding Securities of any series.

                                    ARTICLE 7
                                     TRUSTEE

SECTION 7.01 DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default known to the Trustee:

                           (i)      the duties of the Trustee shall be
                                    determined solely by the express provisions of this Indenture or the TIA and the Trustee need perform only those duties that are specifically set forth in this Indenture or the TIA and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                           (ii) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power, including without limitation, the provisions of Section 6.05 hereof, unless it receives security and indemnity satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Absent written instruction from the Company, the Trustee shall not be required to invest any such money. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02 RIGHTS OF TRUSTEE.

                  Subject to TIA Section 315(a) through (d):

                  (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers under the Indenture, unless the Trustee's conduct constitutes negligence.

                  (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

                  (f) The Trustee may consult with counsel of its selection and may rely upon the advice of such counsel or any Opinion of Counsel.

                  (g) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event that is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities generally or the Securities of a particular series, as the case may be, and this Indenture.

                  (h) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as duties.

SECTION 7.03 INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to TIA Sections 310(b) and 311.

SECTION 7.04 TRUSTEE'S DISCLAIMER.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

SECTION 7.05 NOTICE OF DEFAULTS.

                  If a Default or Event of Default with respect to the Securities of any series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to all Holders of Securities of that series a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any such Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of such Securityholders.

SECTION 7.06 REPORTS BY TRUSTEE TO HOLDERS.

                  Within 60 days after May 15 in each year, the Trustee with respect to any series of Securities shall mail to Holders of Securities of that series as provided in TIA Section 313(c) a brief report dated as of such May 15 that complies with TIA Section 313(a) (if such report is required by TIA Section 313(a)). The Trustee shall also comply with TIA Section 313(b)(2).

                  A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the Commission and each stock exchange on which any of the

Securities are listed, as required by TIA Section 313(d). The Company shall notify the Trustee when the Securities are listed on any stock exchange, and of any delisting thereof.

SECTION 7.07 COMPENSATION AND INDEMNITY.

                  The Company, jointly and severally, shall pay to the Trustee from time to time such compensation as shall be agreed upon in writing for its services hereunder. The Company, jointly and severally, shall reimburse the Trustee upon written request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

                  The Company, jointly and severally, shall indemnify each of the Trustee or any predecessor Trustee for any loss, liability, damage, claims or expenses, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred by it, without negligence or bad faith on its part, in connection with the acceptance or administration of this Indenture and its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

                  To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee in its capacity as Trustee, except money or property held in trust to pay principal and interest on particular Securities. Such lien will survive the satisfaction and discharge of this Indenture.

                  If the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(4) or (5) hereof occurs, the expenses and the compensation for the services will be intended to constitute expenses of administration under any applicable Bankruptcy Law.

                  This Section 7.07 shall survive the resignation or renewal of the Trustee and the termination of this Indenture.

SECTION 7.08 REPLACEMENT OF TRUSTEE.

                  A resignation or removal of the Trustee with respect to one or more or all series of Securities and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

                  The Trustee may resign with respect to one or more or all series of Securities by so notifying the Company in writing. The Holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee as to that series by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee with respect to one or more or all series of Securities if:

                           (1)      the Trustee fails to comply with Section
                                    7.10 hereof;

                           (2) the Trustee is adjudged a bankrupt or an insolvent;

                           (3) a receiver or other public officer takes charge of the Trustee or its property; or

                           (4)      the Trustee becomes incapable of acting.

                  If, as to any series of Securities, the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee for that series. Within one year after the successor Trustee with respect to any series takes office, the Holders of a majority in principal amount of the then outstanding Securities of that series may appoint a successor Trustee to replace the successor Trustee appointed by the Company. If a successor Trustee as to a particular series does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities of that series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10 hereof with respect to any series, any Holder of Securities of that series who satisfies the requirements of TIA Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for that series.

                  A successor Trustee as to any series of Securities shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided for in Section 7.07 hereof), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture as to that series. The successor Trustee shall mail a notice of its succession to the Holders of Securities of that series.

                  Notwithstanding replacement of the Trustee pursuant to this
Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring trustee.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and that (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) shall contain such provisions as shall be necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary or desirable to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; provided, however, that nothing herein or in such supplemental Indenture shall constitute such Trustee co-trustees of the same trust and that each such Trustee shall be trustee of a trust hereunder separate and apart from any trust hereunder administered by any other such Trustee.

                  Upon the execution and delivery of such supplemental Indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

SECTION 7.09 SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee as to any series of Securities consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee as to that series.

SECTION 7.10 ELIGIBILITY; DISQUALIFICATION.

                  Each series of Securities shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee as to any series of Securities shall always have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. The Trustee is subject to TIA Section 310(b).

SECTION 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE 8
                     SATISFACTION AND DISCHARGE; DEFEASANCE

SECTION 8.01 SATISFACTION AND DISCHARGE.

                  This Indenture will be discharged and will cease to be of further effect with respect to any series of Securities issued hereunder, when:

(1)      either:

         (a) all Securities of such series that have been authenticated (except lost, stolen or destroyed Securities that have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company) have been delivered to the Trustee for cancellation; or

         (b) all Securities of such series that have not been delivered to the Trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise or will become due and payable within one year and the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the Notes not delivered to the Trustee for cancellation for principal, premium and accrued interest to the date of maturity or redemption:

(2) no Default or Event of Default with respect to such series of Securities shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other material instrument to which the Company or any Guarantor is a party to or by which the Company or any Guarantor is bound;

(3) the Company or any Guarantor has paid or caused to be paid all sums payable by it under this Indenture with respect to such series of Securities; and

(4) the Company has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of the Securities of such series at maturity or the redemption date, as the case may be.

In addition, the Company must deliver an Officers' Certificate and an Opinion of Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

                  Notwithstanding, the satisfaction and discharge of this Indenture with respect to a series of Securities, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the provisions of Section 8.06 shall survive.

SECTION 8.02 OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

                  Unless Section 8.03 or 8.04 is otherwise specified to be inapplicable to Securities of a series, the Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.03 or 8.04 hereof be applied to all outstanding Securities of any such series upon compliance with the conditions set forth below in this Article Eight.

SECTION 8.03 LEGAL DEFEASANCE AND DISCHARGE.

                  Upon the Company's exercise under Section 8.02 hereof of the option applicable to this Section 8.03, the Company and any Guarantor shall, subject to the satisfaction of the conditions set forth in Section 8.05 hereof, be deemed to have been discharged from their respective obligations with respect to all outstanding Securities of any series on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company and any Guarantor shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities of a series, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.06 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Securities to receive solely from the trust fund described in Section 8.05 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Notes under Article 2 and Section 4.03 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's or any Guarantors' obligations in connection therewith and (d) this Article Eight. Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.03 notwithstanding the prior exercise of its option under Section 8.04 hereof.

SECTION 8.04 COVENANT DEFEASANCE.

                  Upon the Company's exercise under Section 8.02 hereof of the option applicable to this Section 8.04, the Company or any Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.05 hereof, be released from their respective obligations under the covenants contained in Sections 4.03, 4.04, 4.05, 4.06, 4.07 and 4.08, and Section 5.01 hereof with respect to the outstanding Securities of any series on and after the date the conditions set forth in Section 8.05 are satisfied (hereinafter, "Covenant Defeasance"), and the Securities of such series shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Securities of any series, the Company or any Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.02 hereof of the option applicable to this Section 8.04 hereof, subject to the satisfaction of the conditions set forth in Section 8.05 hereof, Sections 6.01(3) through 6.01(6) hereof shall not constitute Events of Default.

SECTION 8.05 CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

                  The following shall be the conditions to the application of either Section 8.03 or 8.04 hereof to the outstanding Securities of any series. In order to exercise either Legal Defeasance or Covenant Defeasance:

                  (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in United States dollars, non-callable U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium and interest on the outstanding Securities on the stated date for payment thereof or on the applicable redemption date, as the case may be;

         (b) in the case of an election under Section 8.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

         (c) in the case of an election under Section 8.04 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

         (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the incurrence of Indebtedness all or a portion of the proceeds of which will be used to defease the Securities pursuant to this Article Eight concurrently with such incurrence) or insofar as Sections 6.01(4) or 6.01(5) hereof is concerned, at any time in the period ending on the 91st day after the date of deposit;

         (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

         (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company; and

         (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

SECTION 8.06 DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

            Subject to Section 8.07 hereof, all money and non-callable U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.06, the "Trustee") pursuant to Section 8.01 or Section 8.05 hereof in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying

Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company, jointly and severally, shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable U.S. Government Obligations deposited pursuant to Section
8.05 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

            Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable U.S. Government Obligations held by it as provided in Section 8.05 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.05(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.07      REPAYMENT TO COMPANY.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Securities and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Securities shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 8.08      REINSTATEMENT.

            If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable U.S. Government Securities in accordance with Section 8.01, 8.03 or 8.04 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.03 or 8.04 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.03 or 8.04 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Securities following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9
                       SUPPLEMENTS, AMENDMENTS AND WAIVERS

SECTION 9.01      WITHOUT CONSENT OF HOLDERS.

            The Company and the Trustee as to any series of Securities may supplement or amend this Indenture or the Securities without notice to or the consent of any Securityholder:

                  (1) to cure any ambiguity, defect or inconsistency;

                  (2) to comply with Article 5;

                  (3) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the TIA;

                  (4) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided, however, that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no outstanding Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision;

                  (6) to make any change that does not adversely affect in any material respect the interests of the Securityholders of any series; or

                  (7) to establish additional series of Securities as permitted by Section 2.01 hereof.

SECTION 9.02      WITH CONSENT OF HOLDERS.

            Subject to Section 6.07, the Company and the Trustee as to any series of Securities may amend this Indenture or the Securities of that series with the written consent of the Holders of a majority in principal amount of the then outstanding Securities of each series affected by the amendment, with each such series voting as a separate class. The Holders of a majority in principal amount of the then outstanding Securities of any series may also waive compliance in a particular instance by the Company with any provision of this Indenture with respect to that series or the Securities of that series; provided, however, that without the consent of each Securityholder affected, an amendment or waiver may not:

                  (1) reduce the percentage of the principal amount of Securities whose Holders must consent to an amendment or waiver;

                  (2) reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous provision;

                  (3) reduce the rate of, or change the time for payment of interest on, any Security;

                  (4) reduce the principal of or change the fixed maturity of any Security or waive a redemption payment or alter the redemption provisions with respect thereto;

                  (5) make any Security payable in money other than that stated in the Security (including defaulted interest);

                  (6) reduce the principal amount of Original Issue Discount Securities payable upon acceleration of the maturity thereof;

                  (7) make any change in Section 6.04, 6.07 or this Section 9.02; or

                  (8) waive a default in the payment of the principal of, or interest on, any Security, except to the extent otherwise provided for in
Section 6.02 hereof.

            An amendment or waiver under this Section that waives, changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

            The Company shall mail supplemental indentures to Holders upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

SECTION 9.03      REVOCATION AND EFFECT OF CONSENTS.

            Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; provided, however, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the written notice of revocation before the date on which the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective in accordance with its terms and thereafter shall bind every Holder of Securities of that series.

SECTION 9.04      NOTATION ON OR EXCHANGE OF SECURITIES.

            If an amendment, supplement or waiver changes the terms of a
Security: (a) the Trustee may require the Holder of the Security to deliver it to the Trustee, the Trustee may, at the written direction of the Company and at the Company's expense, place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security thereafter authenticated; or (b) if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

            Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.05      TRUSTEE TO SIGN AMENDMENTS, ETC.

            Subject to the preceding sentence, the Trustee shall sign any amendment of supplement Indenture if the same does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise. The Company may not sign an amendment or supplemental Indenture until the Board of Directors approves it. In executing any amended or supplemental Indenture, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, in addition to the documents required by Section 11.04 hereof, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental Indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10
                                   GUARANTEES

SECTION 10.01     GUARANTEE.

            Any series of Securities may be guaranteed by one or more of the Guarantors. The terms and the form of any such Guarantee will be established in the manner contemplated by Section 2.01 for that particular series of Securities.

                                   ARTICLE 11
                                  MISCELLANEOUS

SECTION 11.01      INDENTURE SUBJECT TO TRUST INDENTURE ACT.

            This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture, and shall, to the extent applicable, be governed by such provisions.

SECTION 11.02      NOTICES.

            Any notice or communication is duly given if in writing and delivered in person or sent by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next-day delivery, addressed as follows:

            If to the Company and/or any Guarantor:

                        Entercom Radio, LLC
                        c/o Entercom Communications Corp.
                        401 City Avenue, Suite 409
                        Bala Cynwyd, Pennsylvania 19004
                        Attention:  John C. Donlevie, Esq.
                        Telephone:  (610) 660-5638
                        Facsimile:  (610) 660-5641

            with a copy to:

                        Latham & Watkins
                        11400 Commerce Park Drive, Suite 200
                        Reston, Virginia  20191
                        Attention:  Scott C. Herlihy, Esq.
                        Telephone:  (703) 390-0902
                        Facsimile:  (703) 390-0901

            If to the Trustee:

                        HSBC Bank USA
                        452 Fifth Avenue
                        New York, NY  10018
                        Attention:  Issuer Services
                        Telephone:  (212) 525-1398
                        Facsimile:  (212) 525-1300

            The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

            All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next-day delivery.

            Any notice or communication to a Securityholder shall be mailed by first-class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Security holder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee at the same time. Any notice or communication shall also be mailed to any Person described in TIA Section313(c), to the extent required by the TIA.

            If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

SECTION 11.03      COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

            Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 11.04      CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

            Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (a) an Officers' Certificate, in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (b) an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, such action is authorized or permitted by this Indenture and that all such conditions precedent have been complied with.

SECTION 11.05      STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificate provided pursuant to TIA Section314(a)(4) shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an officer's certificate or certificates of public officials.

SECTION 11.06      RULES BY TRUSTEE AND AGENTS.

            The Trustee as to Securities of any series may make reasonable rules for action by or at a meeting of Holders of Securities of that series. The Registrar and any Paying Agent or Authenticating Agent may make reasonable rules and set reasonable requirements for their functions.

SECTION 11.07      LEGAL HOLIDAYS.

            A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 11.08      NO RECOURSE AGAINST OTHERS.

            No past, present or future director, officer, employee, manager, securityholder or incorporator, as such, of the Company or any successor Person shall have any liability for any obligations of the Company or any Guarantor under any series of Securities, any guarantees thereof, or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration of issuance of the Securities.

SECTION 11.09      COUNTERPARTS.

            This Indenture may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 11.10       GOVERNING LAW.

            The internal laws of the State of New York shall govern and be used to construe this Indenture and the Securities (including any guarantees thereof), without giving effect to the applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 11.11     SUBMISSION TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF
JURY TRIAL

            Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Indenture, the Securities (including any guarantee thereof) or the transactions contemplated hereby and thereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the State of New

York. Without limiting the foregoing, the parties agree that service of process upon such party at the address referred to in Section 11.02, together with written notice of such service to such party, shall be deemed effective service of process upon such party. Each of the parties hereto irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Indenture, the Securities (including any guarantee thereof) or the transactions contemplated hereby and thereby.

SECTION 11.12     SEVERABILITY.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.13       EFFECT OF HEADINGS, TABLE OF CONTENTS, ETC.

            The Article and Section headings herein and the table of contents are for convenience only and shall not affect the construction hereof.

SECTION 11.14       SUCCESSORS AND ASSIGNS.

            All covenants and agreements of the Company in this Indenture and the Securities shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successor. All agreements of any Guarantor in this Indenture shall bind its successors, except as otherwise provided by the terms hereof.

SECTION 11.15       NO INTERPRETATION OF OTHER AGREEMENTS.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary or of any Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first above written.


                                    ENTERCOM RADIO, LLC


                                    BY:   _________________________
                                          Name:
                                          Title:


                                    ENTERCOM CAPITAL, INC.


                                    BY:   _________________________
                                          Name:
                                          Title:


                                    HSBC BANK USA, as Trustee


                                    By:   _________________________
                                          Name:
                                          Title:


                                    [GUARANTOR]


                                    BY:   _________________________
                                          Name:
                                          Title: